Exhibit 99.1

PRESS RELEASE
FOR ADDITIONAL INFORMATION: Investor Relations Heather Kos +1 844-632-1060 IR@univarsolutions.com Media Relations Dwayne Roark +1 331-777-6031 mediarelations@univarsolutions.com

Univar Solutions Appoints Varun Laroyia as Independent Director

Board expands size to 11; Varun Laroyia to serve on the Audit Committee

DOWNERS GROVE, ILL. – February 8, 2022 — Univar Solutions Inc. (NYSE: UNVR) (“Univar Solutions” or “the Company”), a global chemical and ingredient distributor and provider of value-added services, today announced that its Board of Directors has appointed Varun Laroyia as an independent director, effective February 8, 2022. Mr. Laroyia is the executive vice president and chief financial officer of LKQ Corporation, a position he has held since October 2017, and leads all financial activities including tax, treasury, audit and investor relations.

“Varun is well qualified to serve on our Board with extensive operational leadership and financial management experience both in the United States, Europe and Africa within the industrial distribution, commercial real estate, automotive and technology sectors,” said Christopher D. Pappas, Board chair. “With vast knowledge and business acumen, Varun will bring important insights to Univar Solutions’ growing portfolio of market technologies and operational expertise to help deliver enhanced shareholder value.”

Mr. Laroyia holds a bachelor’s degree in commerce from Shri Ram College of Commerce, University of Delhi, a master’s degree in business administration from Cardiff Business School, University of Wales and is a UK-qualified chartered accountant (ACA). Prior to joining LKQ, he was the chief financial officer of CBRE’s Global Workplace Solutions (“GWS”) business since 2015, following CBRE’s acquisition of the GWS business from Johnson Controls Inc. (“JCI”), where he was the chief financial officer and vice president of information technology since 2013. From 2006 to 2013, Mr. Laroyia held various positions at JCI including global controller for the Building Efficiency segment, group vice president of global audit, and chief financial officer for its Building Efficiency business across Europe and Africa. Previously, Mr. Laroyia held various leadership positions at Gateway, Inc., General Electric and KPMG in Europe and the United States. He is a Board member of Discovery World, Milwaukee since 2010 and served three successive three-year terms as chair of the Finance & Audit Committee through 2020.

About Univar Solutions

Univar Solutions (NYSE: UNVR) is a leading global commodity and specialty chemical and ingredient distributor representing a premier portfolio from the world’s leading producers. With the industry’s largest private transportation fleet and technical sales force, unparalleled logistics know-how, deep market and regulatory knowledge, formulation and recipe development, and leading digital tools, the Company is well-positioned to offer tailored solutions and value-added services to a wide range of markets, industries, and applications. While fulfilling its purpose to help keep communities healthy, fed, clean and safe, Univar Solutions is committed to helping customers and suppliers innovate and focus on Growing Together. Learn more at univarsolutions.com.

Forward-Looking Statements

This press release includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future, which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the expectations and assumptions. A detailed discussion of these factors and uncertainties is contained in the Company’s filings with the Securities and Exchange Commission. Potential factors that could affect such forward-looking statements include, among others: the ultimate geographic spread of the COVID-19 pandemic; the duration and severity of the COVID-19 pandemic; actions that may be taken by governmental authorities to address or otherwise mitigate the impact of the COVID-19 pandemic; the potential negative impacts of COVID-19 on the global economy and our customers and suppliers; the overall impact of the COVID-19 pandemic on our business, results of operations and financial condition; other fluctuations in general economic conditions, particularly in industrial production and the demands of our customers; significant changes in the business strategies of producers or in the operations of our customers; increased competitive pressures, including as a result of competitor consolidation; significant changes in the pricing, demand and availability of chemicals; our levels of indebtedness, the restrictions imposed by our debt instruments, and our ability to obtain additional financing when needed; the broad spectrum of laws and regulations that we are subject to, including extensive environmental, health and safety laws and regulations; an inability to integrate the business and systems of companies we acquire, including of Nexeo Solutions, Inc., or to realize the anticipated benefits of such acquisitions; potential business disruptions and security breaches, including cybersecurity incidents; an inability to generate sufficient working capital; increases in transportation and fuel costs and changes in our relationship with third party providers; accidents, safety failures, environmental damage, product quality and liability issues and recalls; major or systemic delivery failures involving our distribution network or the products we carry;

operational risks for which we may not be adequately insured; ongoing litigation and other legal and regulatory risks; challenges associated with international operations; exposure to interest rate and currency fluctuations; potential impairment of goodwill; liabilities associated with acquisitions, ventures and strategic investments; negative developments affecting our pension plans and multi-employer pensions; labor disruptions associated with the unionized portion of our workforce; and the other factors described in the Company’s filings with the Securities and Exchange Commission. We caution you that the forward-looking information presented in this press release is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek, “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this press release, and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law.

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